UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): October 29, 2014

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 West Jackson Boulevard

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 29, 2014, Enova International, Inc. (the “Company”) issued a press release to announce that following Cash America International, Inc.’s distribution of Enova’s stock on November 13, 2014, the Company will list its shares on the New York Stock Exchange under the symbol “ENVA.” Also, the Company set forth earnings expectations for the 2015 fiscal year.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in, or incorporated by reference into, this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Enova International, Inc. press release dated October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: October 29, 2014	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel & Secretary